UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 17, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center
300 Connell Drive, 5th Floor
Berkeley Heights, New Jersey 07922
(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Six Month Extendable Note

On February 17, 2015, the Authentidate Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”) pursuant to which the Investor agreed to purchase from the Company, and the Company agreed to sell to the Investor, an aggregate principal amount of $1,000,000 of promissory notes (the “Notes”) and common stock purchase warrants (the “Warrants”) to purchase a maximum of 800,000 shares of its common stock for gross proceeds of $1,000,000 (the “Note Financing”). An initial closing was held on February 17, 2015, at which the Company received proceeds of $100,000 and issued an aggregate principal amount of $100,000 of Notes and 80,000 Warrants. A subsequent closing for the balance of the commitment is expected to occur prior to February 27, 2015.

The Notes are unsecured obligations of the Company and are not convertible into equity securities of the Company. The Notes are due and payable on the six month anniversary of the closing date, subject, however, to the right of the Investor to extend the maturity date of the Note for up to an additional six months. In addition, the Company will repay the principal amount of the Notes in the event it completes one or more subsequent financings resulting in gross amount of at least $3,000,000. Interest shall accrue on the Notes at the rate of 8% per annum and the Notes contain covenants and events of default customary for similar transactions.

The Warrants are exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $1.01 per share. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. In addition, the Warrants include vesting provisions which provide that the number of shares for which the Warrants are exercisable vests in equal monthly installments for the first six months following the date of issuance. The Company will use the net proceeds from the transaction to repay the principal amount of the Short Term Note, described below, and for general business and working capital purposes.

The description of the terms and conditions of the Purchase Agreement, the form of Note and the form of Warrant set forth herein does not purport to be complete and is qualified in its entirety by the full text of the form of the Notes, the Warrants, and the Purchase Agreement, which documents have been filed as exhibits to this Form 8-K.

Short Term Note

On February 17, 2015, in a separate transaction, the Company issued a short-term promissory note (the “Short Term Note”) in the aggregate principal amount of $950,000 to an accredited investor and also issued this investor warrants to purchase an additional 99,500 shares of common stock. The Company received funds in the amount of $950,000 from this investor on the same date. The Short Term Note is an unsecured obligation of the Company and is not convertible into equity securities of the Company. The Short Term Note is due and payable on the first to occur of the one month anniversary of the issue date or the date on which the Company receives at least $950,000 in proceeds from equity or debt financing transactions. Interest shall accrue on the Short Term Note at the rate of 0.48% per month and the Short Term Note contains terms and events of default customary for similar transactions.

The warrants issued to the holder of the Short Term Note are exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $1.01 per share. The exercise price of these warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The Company will use the net proceeds from the transaction for general business and working capital purposes.

The holder of the Short Term Note is an entity controlled by Douglas B. Luce, the brother of J. David Luce, a member of the Board of Directors of the Company. The description of the terms and conditions of the Short Term Note and related warrants does not purport to be complete and is qualified in its entirety by the full text of the form of the Short Term Note and the related warrants, which documents have been filed as exhibits to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the Note Financing and the Short Term Loan is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the issuance of the common stock purchase warrants in the Note Financing and the Short Term Note is incorporated by reference into this Item 3.02. The sale and issuance of such securities (and the issuance of shares of the Company’s common stock upon exercise or conversion thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description

4.1	Form of Note issued pursuant to Securities Purchase Agreement

4.2	Form of Common Stock Purchase Warrant issued pursuant to Securities Purchase Agreement

4.3	Form of $950,000 Short Term Note

4.4	Form of Common Stock Purchase Warrant issued pursuant to Short Term Note

10.1	Form of Securities Purchase Agreement between Authentidate Holding Corp. and the Purchaser named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer and President
Date: February 23, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

4.1	Form of Note issued pursuant to Securities Purchase Agreement

4.2	Form of Common Stock Purchase Warrant issued pursuant to Securities Purchase Agreement

4.3	Form of $950,000 Short Term Note

4.4	Form of Common Stock Purchase Warrant issued pursuant to Short Term Note

10.1	Form of Securities Purchase Agreement between Authentidate Holding Corp. and the Purchaser named therein.